UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2010

POLYMER GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14330	57-1003983
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300, Charlotte, North Carolina	28269
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 697-5100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 7, 2010, Polymer Group, Inc. (the “Company”) announced that it has temporarily closed its Cali, Colombia facility due to flooding that has occurred at the industrial park where the Company’s plant is located. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press Release, dated December 7, 2010, announcing that PGI’s Cali, Colombia facility has been temporarily closed due to regional flooding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: December 8, 2010	By:	/s/ Dennis E. Norman

Dennis E. Norman
Chief Financial Officer

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